UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number            811-21309

 Advent Claymore Convertible Securities and Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2013 - October 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	October 31, 2014

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the 12 months ended October 31, 2014.

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2014, Advent managed approximately $8.2 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in non-convertible income securities. The Fund may invest without limitation in foreign securities. Board of Trustees approved changes to the Fund’s non-fundamental investment policies that will become effective in January 2015. Please see the question-and-answer section following for more information.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2014, the Fund generated a total return based on market price of 3.49% and a total return of 1.73% based on NAV. As of October 31, 2014, the Fund’s market price of $17.34 represented a discount of 8.74% to NAV of $19.00.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month of the period, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution rate of 6.50% based upon the last closing market price of $17.34 as of October 31, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2014

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund

November 30, 2014

4 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	October 31, 2014

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the convertible-securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2014.

Please describe the Fund’s objective and management strategies in place on October 31, 2014.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities.

The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.

Discuss the recent changes to Advent’s non-fundamental investment policies.

The Board of Trustees of the Fund and Advent’s other closed-end funds announced in the period that it had approved modifications to the Fund’s non-fundamental investment policies. These modifications are designed to expand the portfolio management flexibility of the Fund and may provide an opportunity to enhance shareholder value through the investment manager’s expanded investment capabilities and ability to manage risk.

Regarding the impact of the change in policies on the Fund, it will continue to pursue its investment objective to provide total return, through a combination of capital appreciation and current income. In addition, the Fund will continue to seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Currently, the Fund must invest a minimum of 60% of its managed assets in convertible securities and may invest up to 40% of its managed assets in non-convertible income-producing securities. Under the investment policy modification, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities.

The investment policy modifications for the Fund will become effective on January 12, 2015.

Advent’s institutional strategies, which invest in the same asset classes as the Fund, have provided superior performance relative to applicable benchmarks. Accordingly, Advent is reallocating the Fund’s portfolio over time to establish a core portfolio of convertible bonds that will be managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy. Advent’s Balanced Convertible Strategy seeks a high total return by investing in a portfolio of U.S. dollar denominated convertible securities that provide equity-like returns while seeking to limit downside risk.

This core portfolio will be supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy. Advent’s High Yield Strategy seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.

Advent will use a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities and equities. This portion of the Fund’s portfolio will incorporate leverage and operate as an asset allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.

The Fund may invest without limitation in foreign securities.

Please describe the economic and market environment over the last 12 months.

Global equity and bond markets generally performed well for the twelve months ended October 31, 2014, although their levels of total return varied significantly across asset classes. Driving the variation was differing rates of economic growth.—U.S. macro conditions were satisfactorily high by most

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2014

measures, despite a cold winter that chilled first quarter growth, as the general recovery and progression to fuller employment and more capital spending gradually improved throughout the year. This situation was helped by continued though falling levels of bond purchases from the U.S. Federal Reserve. Activity decelerated in Europe, particularly in the summer, as internal demand seemed to fade on weak consumption made worse by geopolitical strife in regions peripheral to Western Europe. Economic progress also faded in some emerging markets such as China and Brazil, as some countries struggled with a broad move to have local consumption replace investment in sourcing GDP growth. Commodity prices across natural resources, precious metals, and even food items declined into the summer on the weaker global growth and rise in the U.S. dollar.

Asset prices showed greatest appreciation in the U.S. equity markets based on strong economic growth and corporate profits and an accommodative monetary environment. Global risk-free bond prices also provided strong gains on low inflation globally and some level of safe-haven demand on weaker economic growth. The hint of more quantitative easing in Europe and imposition of easing in Japan in the fall helped equity prices worldwide later in the fiscal year. Corporate bond prices gyrated during the year but generally returned the coupons in an overall flat price outcome from fiscal year beginning to end. By sectors, the best-performing were rate-sensitive or those sensitive to monetary easing such as real estate investment trusts or utilities. The worst-performing ones were materials and energy based on commodity price declines.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2014, the Fund generated a total return based on market price of 3.49% and a total return of 1.73% based on NAV. As of October 31, 2014, the Fund’s market price of $17.34 represented a discount of 8.74% to NAV of $19.00. As of October 31, 2013, the Fund’s market price of $17.81 represented a discount of 9.87% to NAV of $19.76.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund’s leverage outstanding as of October 31, 2014, including borrowings and reverse repurchase agreements, was $262 million, approximately 37% of the Fund’s total managed assets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile than if leverage was not used.

The Fund’s use of leverage remained unchanged in absolute dollars as the fiscal year progressed. The Fund’s total return, defined as the return inclusive of reinvested dividends, was slightly higher than the cost of that leverage for the fiscal year. Therefore, on a simple comparison, the use of leverage had a modestly enhancing effect on shareholder returns for the year.

What was the impact of the Fund’s covered call strategy?

The Fund continues to generate income through the strategy of writing or selling call options against holdings of equities and some convertible bonds. These positions allow the Fund to garner cash upfront in exchange for granting the counterparty or holder of the option the upside in the stock past the stated strike price. In the past year, the level of income or premiums derived from this strategy was lower than past years due to low volatilities of underlying equities, which was reflected in the price of options sold. For fiscal 2014, the CBOE SPX Volatility Index (VIX), a widely quoted barometer of option volatility, averaged approximately 14, below the average of about 15 in the prior year and 20 in the year before that.

For this reason, later in the fiscal year, the Fund refrained from selling as many call options, choosing to hold equity positions in traditional format with upside garnered on price appreciation. After the market correction in the month of September that raised fear factors and volatility levels, the Fund resumed selling call options into the end of the fiscal year.

How did other market measures perform in this environment?

For the 12-month period ended October 31, 2014, the return of the Bank of America Merrill Lynch All Convertibles Index was 13.48%.

The return of the Bank of America Merrill Lynch High Yield Master II Index was 5.85%.

The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees and other expenses, while these indices do not.

6 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2014

Please discuss the Fund’s distributions.

In each month of the period, the Fund paid a monthly distribution of $0.0939 per share. The most recent monthly distribution represents an annualized distribution rate of 6.50% based upon the last closing market price of $17.34 as of October 31, 2014. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the 12 months ended October 31, 2014, and how did this influence performance?

As of October 31, 2013, 68.9% of the Fund’s total investments were invested in convertible securities. High yield corporate bonds represented 20.7% and equity positions 6.3% of total investments. The rest, 4.1%, was in cash and other investments.

As of October 31, 2014, 66.0% of the Fund’s total investments were invested in convertible securities. High yield corporate bonds represented 27.7% and equity positions 2.6% of total investments. The rest, 3.7%, was in cash and other investments.

The change in asset allocation, primarily from a higher proportion invested in corporate bonds and less in equities and convertibles, reflects the better performance of equities in the period and decision to reallocate toward corporate bonds, which became better relative values after corrections in July and September. Within convertibles, the allocation of preferred securities and mandatory convertibles rose from 3.8% to 12.4% as the Fund allocated more toward these yield-enhanced instruments, having become more comfortable with duration risk.

International investments were 12.3% of the Fund’s long-term investments at October 2014 down from 18.7% in October 2013. A strong U.S. economy and rising corporate earnings led to more identification of opportunities in the U.S. relative to ones in foreign countries. Also, the reallocation of a portion of portfolio holdings in line with Advent’s Balanced Convertible Strategy, which is focused on U.S. dollar denominated convertibles, further reduced the Fund’s holdings of foreign securities.

Which investment decisions had the greatest effect on the Fund’s performance?

Among the large winners for the Fund over the last year were Micron Technology, Inc., InterMune, Inc. and DR Horton, Inc.

Convertible bonds of memory semiconductor maker Micron Technology, Inc. (1.6% of long-term investments at period end) were a large contributor to return. The company enjoyed a positive fundamental year, with stable Dynamic Random Access Memory (DRAM) prices helped by a rebounding PC market and the successful acquisition of a Japanese competitor.

Convertible bonds of InterMune, Inc. (not held in the portfolio at period end) were another large contributor to return. The drug maker had breakout sales of its pulmonary fibrosis drug, pirfenidone, and was later acquired by multinational drug company Roche for that asset.

Convertible bonds of homebuilder DR Horton, Inc. (not held in the portfolio at period end) were another top performer. Early in the fiscal year, they surged on optimism over the spring selling season and as mortgage rates began falling again after rising through 2013.

Among the leading detractors for the Fund over the last year were Hornbeck Offshore Services, Inc., Yandex N.V. and Exelixis, Inc.

Convertible bond prices of Hornbeck Offshore Services, Inc., a natural resources driller (0.3% of long-term investments at period end), fell with many energy services suppliers, as a result of the drop in oil prices and impending repricing of rig contracts.

Convertible bond prices of Yandex N.V., a Russian internet services provider (0.4% of long-term investments at period end), fell with the company’s exposure to the Russian market and geopolitical risk. The company continues to grow impressively and holds a high market share and with the bonds priced in U.S. dollars, we have added to the positions and feel there is both yield and equity upside.

Convertible bonds prices of Exelixis, Inc., a biotechnology company (not held in the portfolio at period end), declined sharply after the company’s cabozantanib drug for prostate cancer failed to show higher survival rates in an FDA Phase III trial. While the company has other potential trials for cabozantanib, the company’s cash needed to be rationed and with the credit at risk, the Fund exited the position.

Do you have any other comments about the markets and the Fund?

Differential performance across global asset classes presents its usual unique set of circumstances to search for outsized future returns. The economic environment remains uncertain due to weak or weakening growth in many countries outside the U.S. However, corporate profit growth inside and outside the U.S. has remained resilient, and asset prices in some countries may be supported by further central bank monetary easing. Asset classes with prices not at recent peaks, such as high-yield corporate bonds, European equities, and commodities, present upside potential, but research will be required on the underlying issuers to ascertain price appreciation potential. Cooperation in the international trade realm among a number of groups of countries on free trade agreements emerged as a

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	October 31, 2014

theme later in the fiscal year and may portend better conditions for global corporate entities in the coming years.

Index Definitions

Indices are unmanaged, do not use leverage, and do not experience fees, expenses or transaction costs, and it is not possible to invest directly in an index.

Bank of America Merrill Lynch All Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Bank of America Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/avk for a detailed discussion of the Fund’s risks and considerations.

8 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2014

Fund Statistics
Share Price					$17.34
Common Share Net Asset Value					$19.00
Discount to NAV					-8.74%
Net Assets ($000)					$448,033

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED OCTOBER 31, 2014
					Since
	One	Three	Five	10	Inception
	Year	Year	Year	Year	(4/30/03)
Advent Claymore Convertible Securities & Income Fund
NAV	1.73%	9.66%	10.38%	5.10%	6.35%
Market	3.49%	10.52%	11.93%	5.04%	5.66%

Portfolio Breakdown				% of Net Assets
Investments:
Convertible Bonds					84.2%
Corporate Bonds					43.5%
Convertible Preferred Stocks					19.5%
Short Term Investments					5.0%
Common Stocks					4.2%
Senior Floating Rate Interests					1.0%
Put Options Purchased					0.0%*
Total Investments					157.4%
Call Options Written					-0.1%
Other Assets & Liabilities, net					-57.3%
Net Assets					100.0%

* Less than 0.1%.

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 9

FUND SUMMARY (Unaudited) continued	October 31, 2014

Country Breakdown (% of Total Investments)
United States	88.1%
Cayman Islands	2.9%
Netherlands	1.4%
France	1.2%
Australia	1.1%
Mexico	1.0%
Bermuda	0.9%
Marshall Islands	0.7%
United Kingdom	0.5%
Canada	0.5%
Luxembourg	0.5%
Italy	0.3%
Spain	0.3%
Austria	0.2%
British Virgin Islands	0.2%
Germany	0.1%
Liberia	0.1%
Subject to change daily.

10 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2014

	Shares	Value
COMMON STOCKS† – 4.2%
Consumer, Non-cyclical – 1.4%
Pfizer, Inc.1	101,700	$ 3,045,915
Gilead Sciences, Inc.*,2	26,000	2,912,000
Total Consumer, Non-cyclical		5,957,915
Consumer, Cyclical – 1.2%
Wynn Resorts Ltd.1,2	18,550	3,524,686
The Gap, Inc.2,5	52,000	1,970,280
Total Consumer, Cyclical		5,494,966
Communications – 0.8%
Verizon Communications, Inc.1	43,875	2,204,718
Vodafone Group plc ADR5	45,875	1,523,968
Total Communications		3,728,686
Basic Materials – 0.4%
Dow Chemical Co.2	39,000	1,926,600
Financial – 0.4%
NorthStar Realty Finance Corp. REIT1	34,100	633,578
JPMorgan Chase & Co.	10,000	604,800
Discover Financial Services	5,186	330,763
Total Financial		1,569,141
Total Common Stocks
(Cost $18,525,756)		18,677,308
CONVERTIBLE PREFERRED STOCKS† – 19.5%
Financial – 5.0%
Wells Fargo & Co. 7.50%3	7,032	8,466,528
Weyerhaeuser Co. 6.38% due 07/01/161	139,857	7,831,992
American Tower Corp. 5.25% due 05/15/171	22,800	2,480,412
KeyCorp 7.75%1,3	18,000	2,352,780
Alexandria Real Estate Equities, Inc. 7.00%3	50,000	1,356,000
Total Financial		22,487,712
Utilities – 3.7%
Exelon Corp. 6.50% due 06/01/171	112,000	5,935,999
NextEra Energy, Inc. 5.89% due 09/01/151	91,650	5,800,529
Dominion Resources, Inc. 6.38% due 07/01/171	95,011	4,783,804
Total Utilities		16,520,332
Industrial – 3.3%
United Technologies Corp. 7.50% due 08/01/151	192,450	11,233,306
Stanley Black & Decker, Inc. 4.75% due 11/17/151	28,123	3,792,387
Total Industrial		15,025,693
Energy – 2.9%
Chesapeake Energy Corp.
5.75%1,3,4	6,977	7,687,782
5.75%1,3	3,100	3,368,306
Penn Virginia Corp. 6.00%1,3,4	25,400	2,098,802
Total Energy		13,154,890
Basic Materials – 2.1%
Alcoa, Inc. 5.38% due 10/01/171	178,929	9,322,201

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 19.5% (continued)
Consumer, Non-cyclical – 2.0%
Tyson Foods, Inc. 4.75% due 07/15/17	153,424	$ 7,830,761
Post Holdings, Inc. 5.25% due 06/01/17	11,300	955,158
Total Consumer, Non-cyclical		8,785,919
Consumer, Cyclical – 0.5%
Beazer Homes USA, Inc. 7.50% due 07/15/151	75,000	2,094,000
Total Convertible Preferred Stocks
(Cost $87,313,069)		87,390,747
SHORT TERM INVESTMENTS† – 5.0%
Goldman Sachs Financial Prime Obligations –
Administration Share Class5	22,441,589	22,441,589
Total Short Term Investments
(Cost $22,441,589)		22,441,589
	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 84.2%
Consumer, Non-cyclical – 20.9%
Salix Pharmaceuticals Ltd. 1.50% due 03/15/191	4,305,000	9,640,509
Molina Healthcare, Inc.
1.63% due 08/15/444	3,649,000	3,893,027
1.13% due 01/15/201	2,502,000	3,266,674
Gilead Sciences, Inc. 1.63% due 05/01/161	1,200,000	5,904,755
Omnicare, Inc.
3.50% due 02/15/441	4,140,000	4,722,187
3.25% due 12/15/35	564,000	613,703
Cubist Pharmaceuticals, Inc. 1.13% due 09/01/181	4,395,000	5,043,263
Jazz Investments I Ltd. 1.88% due 08/15/211,4	4,148,000	4,806,495
Hologic, Inc.
0.00% due 12/15/431,7	3,000,000	3,300,000
2.00% due 12/15/371,6,7	1,029,000	1,285,607
BioMarin Pharmaceutical, Inc. 1.50% due 10/15/201	3,776,000	4,458,039
Live Nation Entertainment, Inc. 2.50% due 05/15/191,4	4,045,000	4,232,081
WellPoint, Inc. 2.75% due 10/15/421	2,364,000	4,139,955
HealthSouth Corp. 2.00% due 12/01/431	2,939,000	3,392,708
Brookdale Senior Living, Inc. 2.75% due 06/15/181	2,513,000	3,293,601
Incyte Corp.
0.38% due 11/15/181,4	1,750,000	2,506,875
1.25% due 11/15/204	393,000	578,938
Array BioPharma, Inc. 3.00% due 06/01/201	3,168,000	2,663,100
Illumina, Inc. 0.50% due 06/15/211,4	2,207,000	2,547,706
Depomed, Inc. 2.50% due 09/01/211	2,336,000	2,492,220
Medivation, Inc. 2.63% due 04/01/171	1,050,000	2,177,438
Wright Medical Group, Inc. 2.00% due 08/15/171	1,521,000	2,087,572
Euronet Worldwide, Inc. 1.50% due 10/01/444	1,872,000	1,904,472
Orexigen Therapeutics, Inc. 2.75% due 12/01/201,4	2,168,000	1,899,710
Spectranetics Corp. 2.63% due 06/01/341	1,378,000	1,700,968
Medicines Co. 1.38% due 06/01/17	1,500,000	1,693,125
Teleflex, Inc. 3.88% due 08/01/171	840,000	1,577,100
Emergent Biosolutions, Inc. 2.88% due 01/15/214	1,500,000	1,540,313

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 84.2% (continued)
Consumer, Non-cyclical – 20.9% (continued)
Macquarie Infrastructure Company LLC 2.88% due 07/15/19	1,237,000	$ 1,400,903
Theravance, Inc. 2.13% due 01/15/231	1,626,000	1,384,132
Volcano Corp. 1.75% due 12/01/171	1,450,000	1,234,313
Accuray, Inc. 3.75% due 08/01/16	1,031,000	1,043,888
Ligand Pharmaceuticals, Inc. 0.75% due 08/15/194	989,000	1,002,599
Huron Consulting Group, Inc. 1.25% due 10/01/194	845,000	874,047
Total Consumer, Non-cyclical		94,302,023
Technology – 17.7%
Micron Technology, Inc. 3.00% due 11/15/431	8,208,000	10,598,579
Red Hat, Inc. 0.25% due 10/01/191,4	6,157,000	6,668,800
SunEdison, Inc. 0.25% due 01/15/201,4	6,069,000	6,076,586
Cornerstone OnDemand, Inc. 1.50% due 07/01/181	4,543,000	4,540,161
Verint Systems, Inc. 1.50% due 06/01/211	3,400,000	3,810,124
Intel Corp.
3.25% due 08/01/391,5	1,460,000	2,424,520
2.95% due 12/15/35	965,000	1,236,406
Spansion LLC 2.00% due 09/01/201	2,247,000	3,609,244
Proofpoint, Inc. 1.25% due 12/15/181,4	2,685,000	3,508,959
SanDisk Corp. 0.50% due 10/15/201,5	2,733,000	3,231,773
Microchip Technology, Inc. 2.13% due 12/15/371	1,820,000	3,101,963
Xilinx, Inc. 2.63% due 06/15/171	1,966,000	3,089,078
Akamai Technologies, Inc. 0.00% due 02/15/191,4,8	3,000,000	3,045,015
Nuance Communications, Inc. 2.75% due 11/01/311	3,000,000	2,941,875
ServiceNow, Inc. 0.00% due 11/01/181,4,8	2,314,000	2,639,407
Kingsoft Corp. Ltd. 1.25% due 04/11/19	21,000,000 HKD	2,477,692
Novellus Systems, Inc. 2.63% due 05/15/411	1,084,000	2,450,517
NVIDIA Corp. 1.00% due 12/01/181,4	1,990,000	2,261,137
Lam Research Corp. 1.25% due 05/15/18	1,525,000	2,140,719
salesforce.com, Inc. 0.25% due 04/01/181	1,500,000	1,774,688
Citrix Systems, Inc. 0.50% due 04/15/191,4	1,566,000	1,637,449
Synchronoss Technologies, Inc. 0.75% due 08/15/19	1,349,000	1,581,703
Allscripts Healthcare Solutions, Inc. 1.25% due 07/01/201	1,525,000	1,576,469
Bottomline Technologies de, Inc. 1.50% due 12/01/17	1,336,000	1,421,170
ON Semiconductor Corp. 2.63% due 12/15/261	1,127,000	1,245,335
Total Technology		79,089,369
Communications – 17.1%
Priceline Group, Inc.
1.00% due 03/15/181,5	5,822,000	8,085,302
0.90% due 09/15/214	2,602,000	2,509,304
Twitter, Inc.
0.25% due 09/15/191,4	7,531,000	6,923,813
1.00% due 09/15/211,4	3,642,000	3,316,496
Liberty Interactive LLC
1.00% due 09/30/431,4	4,500,000	4,809,375
0.75% due 03/30/431	3,333,000	4,595,374
Ctrip.com International Ltd. 1.25% due 10/15/181	7,974,000	8,442,265

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 84.2% (continued)
Communications – 17.1% (continued)
Finisar Corp. 0.50% due 12/15/331,4	6,419,000	$ 5,877,396
Clearwire Communications LLC / Clearwire Finance, Inc.
8.25% due 12/01/401,4	4,956,000	5,587,890
Ciena Corp.
0.88% due 06/15/171	3,000,000	2,919,375
4.00% due 12/15/201	2,106,000	2,508,773
SINA Corp. 1.00% due 12/01/181,4	5,000,000	4,600,000
Qihoo 360 Technology Company Ltd.
0.50% due 08/15/201,4	2,600,000	2,426,124
1.75% due 08/15/211,4	2,063,000	1,888,935
Liberty Media Corp. 1.38% due 10/15/234	3,340,000	3,337,913
Yahoo!, Inc. 0.00% due 12/01/181,4,8	2,730,000	2,950,106
Yandex N.V. 1.13% due 12/15/184	3,118,000	2,864,663
WebMD Health Corp. 1.50% due 12/01/204	1,247,000	1,295,321
Palo Alto Networks, Inc. 0.00% due 07/01/191,4,8	799,000	939,824
Vipshop Holdings Ltd. 1.50% due 03/15/191	423,000	558,889
Total Communications		76,437,138
Financial – 10.9%
Forest City Enterprises, Inc. 3.63% due 08/15/201	5,953,000	6,325,063
Colony Financial, Inc. 3.88% due 01/15/211	6,250,000	6,144,532
Radian Group, Inc. 2.25% due 03/01/191	3,319,000	5,414,119
Starwood Property Trust, Inc. 4.00% due 01/15/191	4,398,000	4,752,588
Air Lease Corp. 3.88% due 12/01/181	2,646,000	3,805,279
PRA Group, Inc. 3.00% due 08/01/201	2,886,000	3,481,237
Fidelity National Financial, Inc. 4.25% due 08/15/181	1,975,000	3,240,234
Annaly Capital Management, Inc. 5.00% due 05/15/151	2,500,000	2,521,875
Starwood Waypoint Residential Trust 4.50% due 10/15/171,4	2,344,000	2,448,015
Encore Capital Group, Inc. 2.88% due 03/15/214	2,306,000	2,264,204
BENI Stabili SpA 3.38% due 01/17/18	1,600,000 EUR	2,239,685
CaixaBank S.A. 4.50% due 11/22/16	1,800,000 EUR	2,203,700
Pennymac Corp. 5.38% due 05/01/201	2,071,000	2,019,225
Host Hotels & Resorts, LP 2.50% due 10/15/291,4	848,000	1,521,630
DDR Corp. 1.75% due 11/15/40	308,000	377,300
Total Financial		48,758,686
Consumer, Cyclical – 7.5%
MGM Resorts International 4.25% due 04/15/151	6,845,000	8,795,825
Jarden Corp.
1.13% due 03/15/344	4,355,000	4,676,181
1.50% due 06/15/191	2,229,000	2,776,498
Meritor, Inc.
4.00% due 02/15/271,7	3,040,000	3,161,600
7.88% due 03/01/26	1,500,000	2,208,750
Ryland Group, Inc. 1.63% due 05/15/181	3,089,000	4,019,561
Iconix Brand Group, Inc. 1.50% due 03/15/181	1,513,000	2,049,169
Tesla Motors, Inc. 1.25% due 03/01/21	1,706,000	1,632,429
Volkswagen International Finance N.V.
5.50% due 11/09/15	1,000,000 EUR	1,328,651

See notes to financial statements.

12 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 84.2% (continued)
Consumer, Cyclical – 7.5% (continued)
Standard Pacific Corp. 1.25% due 08/01/32	1,104,000	$ 1,253,730
United Airlines, Inc. 4.50% due 01/15/151	385,000	1,077,038
Ford Motor Co. 4.25% due 11/15/16	381,000	629,364
Total Consumer, Cyclical		33,608,796
Industrial – 3.8%
Chart Industries, Inc. 2.00% due 08/01/181	2,486,000	2,663,127
Trinity Industries, Inc. 3.88% due 06/01/361	1,421,000	2,241,627
Vishay Intertechnology, Inc. 2.25% due 11/15/401,4	2,047,000	2,197,966
Fluidigm Corp. 2.75% due 02/01/341	2,058,000	1,907,509
Greenbrier Companies, Inc. 3.50% due 04/01/181	1,000,000	1,767,500
Hornbeck Offshore Services, Inc. 1.50% due 09/01/191	1,815,000	1,735,594
SunPower Corp. 0.88% due 06/01/214	1,266,000	1,292,111
UTi Worldwide, Inc. 4.50% due 03/01/194	1,100,000	1,185,938
General Cable Corp. 4.50% due 11/15/191,7	1,579,000	1,049,048
TTM Technologies, Inc. 1.75% due 12/15/20	954,000	905,108
Total Industrial		16,945,528
Energy – 3.3%
Lukoil International Finance BV 2.63% due 06/16/151	3,900,000	3,851,250
Newpark Resources, Inc. 4.00% due 10/01/171	2,150,000	2,698,249
Helix Energy Solutions Group, Inc. 3.25% due 03/15/321	1,500,000	1,905,000
Energy XXI Bermuda Ltd. 3.00% due 12/15/181,4	2,419,000	1,731,097
SEACOR Holdings, Inc. 2.50% due 12/15/27	1,300,000	1,464,938
Stone Energy Corp. 1.75% due 03/01/17	1,441,000	1,341,931
Chesapeake Energy Corp. 2.25% due 12/15/38	1,217,000	1,159,193
SolarCity Corp. 1.63% due 11/01/191,4	559,000	545,025
Total Energy		14,696,683
Basic Materials – 2.3%
United States Steel Corp. 2.75% due 04/01/191	3,249,000	5,486,749
Royal Gold, Inc. 2.88% due 06/15/191	3,500,000	3,504,375
Glencore Finance Europe SA 5.00% due 12/31/14	1,200,000	1,229,400
Total Basic Materials		10,220,524
Utilities – 0.7%
CenterPoint Energy, Inc. 3.72% due 09/15/291,7	49,014	3,109,326
Total Convertible Bonds
(Cost $372,509,730)		377,168,073
CORPORATE BONDS†† – 43.5%
Energy – 8.2%
Halcon Resources Corp.
8.88% due 05/15/211	4,027,000	3,322,274
9.75% due 07/15/20	1,250,000	1,049,219
Penn Virginia Corp. 8.50% due 05/01/201	4,292,000	4,216,889
Alta Mesa Holdings Limited Partnership / Alta Mesa
Finance Services Corp. 9.63% due 10/15/181	2,803,000	2,774,970
Chesapeake Energy Corp. 6.88% due 11/15/20	2,041,000	2,342,047
PBF Holding Company LLC / PBF Finance Corp.
8.25% due 02/15/201	1,875,000	1,971,094

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.5% (continued)
Energy – 8.2% (continued)
Regency Energy Partners Limited Partnership /
Regency Energy Finance Corp.
5.75% due 09/01/201	1,650,000	$ 1,761,375
Energy XXI Gulf Coast, Inc. 6.88% due 03/15/241,4	2,200,000	1,743,501
Clayton Williams Energy, Inc. 7.75% due 04/01/191	1,650,000	1,643,813
Oasis Petroleum, Inc. 6.88% due 03/15/221	1,550,000	1,619,750
SESI LLC 6.38% due 05/01/191	1,500,000	1,567,500
QEP Resources, Inc. 6.88% due 03/01/211	1,300,000	1,404,000
Genesis Energy Limited Partnership / Genesis
Energy Finance Corp.
5.75% due 02/15/21	1,375,000	1,383,594
Tesoro Corp. 5.38% due 10/01/221	1,250,000	1,293,750
W&T Offshore, Inc. 8.50% due 06/15/191	1,250,000	1,225,000
Lightstream Resources Ltd. 8.63% due 02/01/201,4	1,250,000	1,156,250
SandRidge Energy, Inc. 8.13% due 10/15/221	1,250,000	1,137,500
American Energy-Permian Basin LLC / AEPB Finance Corp.
7.38% due 11/01/214	1,100,000	968,000
Samson Investment Co. 9.75% due 02/15/201	1,250,000	931,250
Forbes Energy Services Ltd. 9.00% due 06/15/191	800,000	776,000
BreitBurn Energy Partners Limited Partnership /
BreitBurn Finance Corp.
7.88% due 04/15/221	800,000	771,500
CONSOL Energy, Inc. 5.88% due 04/15/221,4	500,000	509,375
Tesoro Logistics Limited Partnership / Tesoro
Logistics Finance Corp.
5.88% due 10/01/20	312,000	320,580
SunCoke Energy, Inc. 7.63% due 08/01/191	272,000	285,750
Unit Corp. 6.63% due 05/15/211	250,000	250,625
Gulfmark Offshore, Inc. 6.38% due 03/15/221	190,000	173,850
Total Energy		36,599,456
Consumer, Non-cyclical – 8.0%
Sotheby’s 5.25% due 10/01/221,4	4,750,000	4,678,749
Prospect Medical Holdings, Inc. 8.38% due 05/01/191,4	4,096,000	4,403,199
Tenet Healthcare Corp. 6.00% due 10/01/201	4,000,000	4,310,000
HCA Holdings, Inc. 7.75% due 05/15/211	2,575,000	2,780,999
Health Net, Inc. 6.38% due 06/01/171	1,875,000	2,043,516
Biomet, Inc. 6.50% due 08/01/201	1,875,000	2,010,938
IASIS Healthcare LLC / IASIS Capital Corp.
8.38% due 05/15/191	1,875,000	1,982,813
Valeant Pharmaceuticals International 6.75% due 08/15/214	1,875,000	1,942,969
Cenveo Corp.
8.50% due 09/15/224	1,250,000	1,156,250
11.50% due 05/15/17	550,000	561,000
Land O’Lakes Capital Trust I 7.45% due 03/15/281,4	1,500,000	1,575,000
Fresenius Medical Care US Finance, Inc. 5.75% due 02/15/211,4	1,250,000	1,348,437
Gentiva Health Services, Inc. 11.50% due 09/01/181	1,250,000	1,340,625
Novasep Holding SAS 8.00% due 12/15/164	1,250,000	1,234,375
R&R Ice Cream plc 5.50% due 05/15/201,4	750,000 GBP	1,169,890

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.5% (continued)
Consumer, Non-cyclical – 8.0% (continued)
Fresenius Medical Care US Finance II, Inc. 5.63% due 07/31/194	950,000	$ 1,022,438
Vector Group Ltd. 7.75% due 02/15/21	625,000	680,469
HealthSouth Corp. 8.13% due 02/15/201	625,000	660,938
JLL/Delta Dutch Newco BV 7.50% due 02/01/224	625,000	638,156
Live Nation Entertainment, Inc. 7.00% due 09/01/204	300,000	320,250
Total Consumer, Non-cyclical		35,861,011
Basic Materials – 7.7%
Celanese US Holdings LLC
5.88% due 06/15/211	5,569,000	6,070,210
4.63% due 11/15/221	1,250,000	1,265,625
FMG Resources August 2006 Pty Ltd. 8.25% due 11/01/194	6,274,000	6,532,803
Ashland, Inc. 4.75% due 08/15/221	5,776,000	5,848,199
Vertellus Specialties, Inc. 9.38% due 10/01/151,4	1,803,000	1,816,522
Appvion, Inc. 9.00% due 06/01/204	1,875,000	1,490,625
Novacap International SAS 5.09% due 05/01/194,9	1,040,000 EUR	1,300,844
Sappi Papier Holding GmbH 6.63% due 04/15/211,4	1,200,000	1,254,000
Cornerstone Chemical Co. 9.38% due 03/15/181	1,250,000	1,253,125
First Quantum Minerals Ltd.
7.00% due 02/15/211,4	589,000	580,901
6.75% due 02/15/201,4	589,000	572,803
Verso Paper Holdings LLC / Verso Paper, Inc.
11.75% due 01/15/19	1,100,000	1,127,500
St. Barbara Ltd. 8.88% due 04/15/181,4	1,250,000	1,012,500
Steel Dynamics, Inc. 6.38% due 08/15/221	835,000	912,238
Commercial Metals Co. 4.88% due 05/15/23	850,000	833,000
Kissner Milling Company Ltd. 7.25% due 06/01/191,4	625,000	639,063
HIG BBC Intermediate Holdings LLC / HIG BBC Holdings Corp.
10.50% due 09/15/184,10	625,000	626,563
Compass Minerals International, Inc. 4.88% due 07/15/241,4	625,000	615,625
Barminco Finance Pty Ltd. 9.00% due 06/01/181,4	625,000	540,625
Total Basic Materials		34,292,771
Industrial – 5.7%
Cemex SAB de CV
3.00% due 03/13/151,4	4,156,000	4,156,000
4.98% due 10/15/181,4,9	2,833,000	2,937,820
Clean Harbors, Inc.
5.13% due 06/01/211	1,250,000	1,278,125
5.25% due 08/01/20	950,000	980,875
Navios Maritime Holdings Incorporated / Navios
Maritime Finance II US Inc.
7.38% due 01/15/221,4	1,250,000	1,260,937
8.13% due 02/15/191	625,000	607,813
Teekay Corp. 6.48% due 10/09/159	12,000,000 NOK	1,786,402
MasTec, Inc. 4.88% due 03/15/231	1,500,000	1,440,000
Waterjet Holdings, Inc. 7.63% due 02/01/201,4	1,250,000	1,309,375
Casella Waste Systems, Inc. 7.75% due 02/15/191	1,250,000	1,281,250
Reynolds Group Issuer Incorporated / Reynolds Group
Issuer LLC / Reynolds Group Issuer 9.00% due 04/15/191	1,087,000	1,141,350

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.5% (continued)
Industrial – 5.7% (continued)
Boise Cascade Co. 6.38% due 11/01/201	1,050,000	$ 1,102,500
Dispensing Dynamics International 12.50% due 01/01/181,4	925,000	1,003,625
Kratos Defense & Security Solutions, Inc. 7.00% due 05/15/191	866,000	853,010
LSB Industries, Inc. 7.75% due 08/01/191	788,000	844,894
Permian Holdings, Inc. 10.50% due 01/15/181,4	775,000	778,875
Pfleiderer GmbH 7.88% due 08/01/194	625,000 EUR	759,571
Navios Maritime Acquisition Corporation / Navios
Acquisition Finance US, Inc. 8.13% due 11/15/211,4	715,000	731,088
Eletson Holdings 9.63% due 01/15/221,4	475,000	475,000
Navios South American Logistics Incorporated / Navios
Logistics Finance US Inc. 7.25% due 05/01/224	450,000	454,500
Swift Services Holdings, Inc. 10.00% due 11/15/181	400,000	421,680
Total Industrial		25,604,690
Financial – 4.5%
Credit Agricole S.A. 7.88%1,3,4,9	5,475,000	5,668,404
Synovus Financial Corp. 5.13% due 06/15/171	4,782,000	4,925,460
CIT Group, Inc. 5.38% due 05/15/201	1,500,000	1,608,750
Ally Financial, Inc. 8.00% due 03/15/20	1,265,000	1,524,325
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50% due 06/01/221	1,450,000	1,355,750
Corrections Corporation of America 4.63% due 05/01/235	1,375,000	1,354,375
Covenant Surgical Partners, Inc. 8.75% due 08/01/194	1,250,000	1,256,250
Kennedy-Wilson, Inc. 8.75% due 04/01/191	750,000	800,625
Omega Healthcare Investors, Inc. 5.88% due 03/15/241	570,000	615,600
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.88% due 04/15/221,4	625,000	607,813
DuPont Fabros Technology, LP 5.88% due 09/15/211	450,000	470,250
Total Financial		20,187,602
Communications – 4.5%
Starz LLC / Starz Finance Corp. 5.00% due 09/15/191	6,187,000	6,403,544
Sprint Corp.
7.88% due 09/15/231,4	1,826,000	1,981,209
7.25% due 09/15/214	1,250,000	1,325,000
Sprint Communications, Inc. 7.00% due 03/01/204	1,650,000	1,848,825
EarthLink Holdings Corp. 7.38% due 06/01/201	1,350,000	1,383,750
Altice S.A. 7.75% due 05/15/221,4	1,311,000	1,379,828
Equinix, Inc. 5.38% due 04/01/231	1,250,000	1,295,313
Windstream Corp.
7.50% due 06/01/221	650,000	693,063
7.75% due 10/01/211	500,000	537,500
iHeartCommunications, Inc.
9.00% due 12/15/19	625,000	633,984
11.25% due 03/01/21	312,000	331,110
Telesat Canada / Telesat LLC 6.00% due 05/15/171,4	650,000	670,150
DISH DBS Corp. 5.13% due 05/01/201	625,000	651,563
Clear Channel Worldwide Holdings, Inc. 6.50% due 11/15/221	609,000	633,360
Hughes Satellite Systems Corp. 6.50% due 06/15/191	300,000	326,250
Total Communications		20,094,449

See notes to financial statements.

14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

	Face
	Amount~	Value
CORPORATE BONDS†† – 43.5% (continued)
Consumer, Cyclical – 2.9%
Chrysler Group LLC / CG Company-Issuer, Inc.
8.00% due 06/15/191	2,500,000	$ 2,690,625
Allied Specialty Vehicles, Inc. 8.50% due 11/01/191,4	1,250,000	1,318,750
Carlson Wagonlit B.V. 6.88% due 06/15/191,4	1,250,000	1,300,000
Churchill Downs, Inc. 5.38% due 12/15/211,4	1,250,000	1,284,375
Regal Entertainment Group 5.75% due 03/15/22	1,238,000	1,216,335
Dana Holding Corp. 6.75% due 02/15/211	1,075,000	1,147,563
Six Flags Entertainment Corp. 5.25% due 01/15/211,4	1,100,000	1,111,000
Travelex Financing plc 8.00% due 08/01/184	625,000 GBP	1,049,900
Magnolia BC S.A. 9.00% due 08/01/204	625,000 EUR	755,656
First Cash Financial Services, Inc. 6.75% due 04/01/211	625,000	653,125
Global Partners Limited Partnership / GLP Finance Corp.
6.25% due 07/15/224	300,000	298,500
MTR Gaming Group, Inc. 11.50% due 08/01/19	16	18
Total Consumer, Cyclical		12,825,847
Technology – 1.7%
First Data Corp.
11.75% due 08/15/211	3,042,100	3,582,073
11.25% due 01/15/211	1,168,000	1,349,040
12.63% due 01/15/21	685,000	828,850
Advanced Micro Devices, Inc. 6.75% due 03/01/19	1,500,000	1,425,000
Micron Technology, Inc. 5.50% due 02/01/254	625,000	634,375
Total Technology		7,819,338
Utilities – 0.3%
Calpine Corp. 7.88% due 01/15/231,4	1,250,000	1,390,625
Total Corporate Bonds
(Cost $196,229,165)		194,675,789
SENIOR FLOATING RATE INTERESTS††, 9 – 1.0%
Vertellus Specialties, Inc. 10.50% due 10/30/1911	1,375,000	1,333,750
Sprint Industrial Holdings LLC 11.25% due 05/14/19	1,250,000	1,262,500
Energy & Exploration Partners 7.75% due 01/22/19	1,246,875	1,149,463
Caraustar Industries, Inc. 7.50% due 05/01/19	900,113	907,988
Total Senior Floating Rate Interests
(Cost $4,678,808)		4,653,701

Contracts
(100 shares
per contract)		Value
PUT OPTIONS PURCHASED† – 0.0%**
iShares Russell 2000 ETF
Expiring November 2014 with strike price of $108.00	1,040	$ 27,040
iShares Russell 2000 ETF
Expiring November 2014 with strike price of $108.50	1,040	27,040
SPDR S&P 500 ETF Trust
Expiring November 2014 with strike price of $188.50	4,160	16,640
Total Put Options Purchased
(Cost $899,839)		70,720
Total Investments – 157.4%
(Cost $702,597,956)		$ 705,077,927

CALL OPTIONS WRITTEN*† – (0.1)%
Wynn Resorts Ltd. Expiring November 2014 with strike price of $195.00	52	(9,100)
The Gap, Inc. Expiring December 2014 with strike price of $39.00	520	(66,040)
Dow Chemical Co. Expiring December 2014 with strike price of $50.00	390	(66,690)
Gilead Sciences, Inc. Expiring December 2014 with strike price of $115.00	210	(99,750)
Total Call Options Written
(Premiums received $163,761)		(241,580)
Other Assets & Liabilities, net – (57.3)%		(256,802,886)
Total Net Assets – 100.0%		$ 448,033,461

*	Non-income producing security.

**	Less than 0.1%.

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.

†	Value determined based on Level 1 inputs — See Note 2.

††	Value determined based on Level 2 inputs — See Note 2.

1	All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements. As of October 31, 2014, the total value was $457,463,407.

2	All or a portion of this security represents cover for outstanding written options. At October 31, 2014, the total amount segregated was $7,236,932.

3	Perpetual maturity.

4	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $207,295,691 (cost $207,587,053), or 46.3% of total net assets.

5
All or a portion of these securities are reserved and/or pledged with the custodian for forward exchange currency contracts and option contracts. At October 31, 2014, the total amount segregated was $28,514,863.

6	Security becomes an accreting bond after December 15, 2016, with a 2.00% principal accretion rate.

7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.

8	Zero coupon rate security.

9	Variable rate security. Rate indicated is rate effective at October 31, 2014.

10	Security is a pay-in-kind bond.

11	The security is unsettled as of October 31, 2014. The coupon rate doesn’t accrue until the security settles.

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	October 31, 2014

ADR	American Depositary Receipt
B.V.	Limited Liability Company
EUR	Euro
GBP	Great Britain Pound
GmbH	Limited Liability
HKD	Hong Kong Dollar
NOK	Norwegian Krone
N.V.	Publicly Traded Company
plc	Public Limited Company
Pty	Proprietary
S&P	Standard & Poor’s
SA	Corporation
SpA	Limited Share Company
SAB de CV	Publicly Traded Company

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2014

ASSETS:
Investments, at value (cost $702,597,956)	$705,077,927
Foreign currency, at value (cost $34,529)	33,904
Due from broker	507,375
Unrealized appreciation on forward foreign currency exchange contracts	1,018,576
Receivables:
Investments sold	18,787,817
Interest	5,793,017
Dividends	433,711
Tax reclaims	597
Other assets	51,778
Total assets	731,704,702
LIABILITIES:
Margin loan	170,000,000
Reverse repurchase agreements	92,000,000
Options written, at value (premiums received of $163,761)	241,580
Unrealized depreciation on forward exchange currency contracts	290,572
Due to custodian	41,710
Payable for:
Investments purchased	20,312,691
Advisory fees	319,736
Servicing fees	124,342
Interest due on borrowings	24,764
Trustee fees	12,577
Administration fees	12,138
Other fees	291,131
Total liabilities	283,671,241
NET ASSETS	$448,033,461
NET ASSETS CONSIST OF:
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	543,201,563
Distributions in excess of net investment income	(1,081,789)
Accumulated net realized loss on investments, written options and foreign currency transactions	(97,227,666)
Net unrealized appreciation on investments, written options and foreign currency translations	3,117,772
NET ASSETS	$448,033,461
Shares outstanding ($0.001 par value with unlimited amount authorized)	23,580,877
Net asset value, offering price and repurchase price per share	$19.00

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 17

STATEMENT OF OPERATIONS For the year ended October 31, 2014	October 31, 2014

INVESTMENT INCOME:
Interest	$22,086,148
Dividends, net of foreign taxes withheld of $6,198	5,646,564
Total investment income	27,732,712
EXPENSES:
Interest expense	4,488,631
Advisory fees	3,950,976
Servicing fees	1,536,491
Professional fees	198,633
Administration fees	149,749
Trustee fees	142,988
Fund accounting fees	128,824
Printing fees	107,442
Insurance	98,712
Custodian fees	59,279
Transfer agent fees	24,496
NYSE listing fees	23,749
Other fees	2,370
Total expenses	10,912,340
Net investment income	16,820,372
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,359,322
Written options	(1,192,271)
Foreign currency transactions	689,051
Net realized gain	20,856,102
Net change in unrealized appreciation (depreciation) on:
Investments	(30,896,574)
Written options	516,782
Foreign currency translations	1,276,394
Net change in unrealized appreciation (depreciation)	(29,103,398)
Net realized and unrealized loss	(8,247,296)
Net increase in net assets resulting from operations	$8,573,076

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	October 31, 2014

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,820,372	$17,362,251
Net realized gain on investments, written options and foreign
currency transactions	20,856,102	44,462,858
Net change in unrealized appreciation (depreciation) on investments,
written options and foreign currency translations	(29,103,398)	23,167,686
Net increase in net assets resulting from operations	8,573,076	84,992,795
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	–	(455,304)
Net increase in net assets applicable to common shareholders resulting from operations	8,573,076	84,537,491
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From and in excess of net investment income	(26,570,932)	(26,570,932)
SHAREHOLDER TRANSACTIONS:
Net increase resulting from tender and repurchase of Auction Market
Preferred Shares (Note 7)	–	2,604,250
Net increase (decrease) in net assets	(17,997,856)	60,570,809
NET ASSETS:
Beginning of year	466,031,317	405,460,508
End of year	$448,033,461	$466,031,317
Distributions in excess of net investment income at end of year	$(1,081,789)	$(1,954,758)

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 19

STATEMENT OF CASH FLOWS For the year ended October 31, 2014	October 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$8,573,076
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Stock dividend received from corporate action	(1,853,907)
Net change in unrealized appreciation on investments	30,896,574
Net change in unrealized depreciation on written options	(516,782)
Net change in unrealized appreciation on foreign currency translations	(1,276,394)
Net realized gain on investments	(21,359,322)
Purchase of long-term investments	(1,858,591,465)
Proceeds from sale of long-term investments	1,862,048,535
Net proceeds from sale of short-term investments	2,209,157
Net amortization/accretion of premium/discount	793,963
Increase in due from broker	(507,375)
Net decrease in premiums received on written options	(1,951,729)
Increase in dividends receivable	(357,014)
Increase in interest receivable	(68,521)
Increase in investments sold receivable	(1,012,758)
Increase in tax reclaims receivable	(597)
Increase in other assets	(494)
Increase in interest due on borrowings	12,382
Increase in payable for investments purchased	4,855,209
Decrease in servicing fees payable	(4,997)
Decrease in advisory fees payable	(12,850)
Decrease in administration fees payable	(357)
Increase in trustee fees payable	273
Decrease in other fees	(60,594)
Net Cash Provided by Operating and Investing Activities	21,814,013
Cash Flows From Financing Activities:
Distributions to common shareholders	(26,570,932)
Due to custodian	41,710
Net Cash Used in Financing Activities	(26,529,222)
Net decrease in cash	(4,715,209)
Cash (including foreign currency) at Beginning of Year	4,749,113
Cash (including foreign currency) at End of Year	$33,904
Supplemental Disclosures of Cash Flow Information: Cash paid during the period for interest	$4,476,249
Stock dividend received from corporate action	$1,853,907

See notes to financial statements.

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2014

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	October 31,		October 31,		October 31,		October 31,	October 31,
	2014		2013		2012		2011	2010
Per Share Data:
Net asset value, beginning of period	$19.76		$17.19		$17.52		$19.38	$16.28
Income from investment operations:
Net investment income(a)	0.71		0.74		1.06		1.37	1.29
Net gain (loss) on investments (realized and unrealized)	(0.34)		2.87		0.13		(1.48)	3.11
Distributions to preferred shareholders from net investment income (common share equivalent basis)	—		(0.02)		(0.17)		(0.17)	(0.17)
Total from investment operations	0.37		3.59		1.02		(0.28)	4.23
Less distributions to common shareholders:
From and in excess of net investment income	(1.13)		(1.13)		(1.35)		(1.58)	(1.13)
Increase resulting from tender and repurchase of Auction Market Preferred Shares (Note 7)	—		0.11		N/A		N/A	N/A
Net asset value, end of period	$19.00		$19.76		$17.19		$17.52	$19.38
Market value, end of period	$17.34		$17.81		$16.84		$15.87	$18.19
Total Return (b)
Net asset value	1.73%		22.09	%(g)	6.18%		-1.91%	26.65%
Market value	3.49%		12.90%		15.54%		-4.82%	36.74%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$448,033		$466,031		$405,461		$413,041	$457,050
Preferred shares, at redemption value ($25,000 per share liquidation preference) (in thousands)	N/A		N/A		$262,000		$262,000	$262,000
Preferred shares asset coverage per share(c)	N/A		N/A		$63,689		$64,412	$68,612
Ratio to average net assets of:
Net Investment Income, prior to the effect of dividends to preferred shares, including interest expense	3.58%		3.96%		6.23%		7.11%	7.12%
Net Investment Income, after effect of dividends to preferred shares, including interest expense	3.58%		3.85%		5.26%		6.25%	6.18%
Total expenses(e)	2.32	%(d)	2.37	%(d)	1.72	%(d)	1.59%	1.57%
Portfolio turnover rate	264%		240%		218%		93%	65%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$262,000		$262,000		N/A		N/A	N/A
Asset Coverage per $1,000 of indebtedness(f)	$2,710		$2,779		N/A		N/A	N/A

(a)	Based on average shares outstanding during the period.

(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total return.

(c)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

(d)
Expense ratio does not reflect the fees and expenses incurred indirectly by the Fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.08%, 0.02% and 0.08%, respectively, for the years ended October 31, 2014, 2013 and 2012.

(e)	Excluding interest expense, the operating expense ratio for the years ended October 31, would be:

2014	2013	2012	2011	2010
1.37%	1.47%	1.72%	1.58%	1.50%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(g)
Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its AMPS at 99% of the AMPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lowered by 0.67%.

N/A	Not Applicable

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS	October 31, 2014

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange or on the over-the-counter market and for which there are no transactions on a given day are valued at the mean of the closing bid and ask prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and ask prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds and listed closed-end funds are valued at the last sale price or official closing price on the exchange where the security is principally traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and ask prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board of Trustees as of October 31, 2014.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts including forward currency contracts and option contracts derive their value from underlying asset prices, indices, reference rates, and other inputs. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets. These OTC derivatives are categorized within level 2 of the fair value hierarchy.

The Fund did not hold any Level 3 securities during the year ended October 31, 2014.

Transfers between levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels during the year ended October 31, 2014.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2014:

		Significant
Quoted Prices		Other	Significant
in Active Markets		Observable	Unobservable
for Identical Assets		Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Convertible Bonds	$–	$377,168,073	$–	$377,168,073
Corporate Bonds	–	194,675,789	–	194,675,789
Senior Floating
Rate Interests	–	4,653,701	–	4,653,701
Convertible Preferred
Stocks	87,390,747	–	–	87,390,747
Common Stocks	18,677,308	–	–	18,677,308
Put Options Purchased	70,720	–	–	70,720
Short Term Investments	22,441,589	–	–	22,441,589
Forward Exchange
Currency Contracts	–	1,018,576	–	1,018,576
Total	$128,580,364	$577,516,139	$–	$706,096,503

		Significant
Quoted Prices		Other	Significant
in Active Markets		Observable	Unobservable
for Identical Assets		Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Liabilities
Call Options Written	$241,580	$–	$–	$241,580
Forward Exchange
Currency Contracts	–	290,572	–	290,572
Total	$241,580	$290,572	$–	$532,152

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

(d) Due from Broker

Amounts due from broker may include cash due to the Fund as proceeds from investments sold, but not yet purchased as well as pending investment and financing transactions, which may be restricted until the termination of the financing transactions.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

(e) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

As of October 31, 2014, there was no restricted cash outstanding.

(f) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(h) Covered Call and Put Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options or put options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(i) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Senior Floating Rate Interests

Senior floating rate interests or term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(k) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

(l) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.

(m) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(n) New Accounting Pronouncements

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:

Pursuant to the Investment Management Agreement (the “Agreement”) between the Fund and Advent Capital Management, LLC (the “Investment Adviser”), the Investment Adviser is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. Managed Assets means the total of assets of the Fund (including any assets attributable to borrowings in the use of financial leverage, if any) less the sum of accrued liabilities (other than debt representing financial leverage, if any). In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the year ended October 31, 2014, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC, the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows: (a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily Managed Assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gains or losses and paid-in capital. For the year ended October 31, 2014, the adjustments were to decrease paid-in capital by $7,996,457, increase accumulated net realized loss by $2,627,072 and decrease distributions in excess of net investment income by $10,623,529 due to the difference in the treatment for book and tax purposes of distributions to shareholders and of contingent payment debt instruments, real estate investment trusts, and foreign currency.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

As of October 31, 2014, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Depreciation	Depreciation on
for Tax	Unrealized	Unrealized	on	Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$704,746,491	$20,957,055	$(20,625,619)	$331,436	$(90,203)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

As of October 31, 2014, tax components of accumulated earnings were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$ —	$(93,671,361)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

As of October 31, 2014, for federal income tax purposes, the Fund had a capital loss carryforward of $93,671,361 available to offset possible future capital gains. Of the capital loss carryforward, $92,379,718 expires on October 31, 2017 and $1,291,643 expires on October 31, 2019. For the year ended October 31, 2014, the Fund utilized $19,505,358 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the years ended October 31, 2014 and 2013, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $26,570,932 and $27,026,236 was ordinary income.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2014, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,858,591,465 and $1,860,681,554, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the year ended October 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	7,945	$ 2,115,490
Options written during the period	53,564	7,206,297
Options expired during the period	(381)	(76,029)
Options closed during the period	(59,944)	(9,068,652)
Options assigned during the period	(12)	(13,345)
Options outstanding, end of period	1,172	$ 163,761

(b) Foreign Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

As of October 31, 2014, the following forward exchange currency contracts were outstanding:
					Value as of	Net Unrealized
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	10/31/14	Depreciation
EUR	4,050,000
for USD	5,200,111	The Bank of New York Mellon	12/19/2014	$5,200,111	$5,075,913	$ (124,198)
EUR	344,000
for USD	434,977	The Bank of New York Mellon	12/19/2014	434,977	431,139	(3,838)
EUR	303,000
for USD	382,396	The Bank of New York Mellon	12/19/2014	382,396	379,753	(2,643)
EUR	129,000
for USD	164,111	The Bank of New York Mellon	12/19/2014	164,111	161,677	(2,434)
EUR	6,000,000
for USD	7,617,294	The Bank of New York Mellon	12/19/2014	7,617,294	7,519,871	(97,423)
EUR	4,775,000
for USD	6,043,240	The Bank of New York Mellon	12/19/2014	6,043,240	5,984,564	(58,676)
NOK	205,000
for USD	31,674	The Bank of New York Mellon	12/19/2014	31,674	30,314	(1,360)
						$ (290,572)

					Value as of	Net Unrealized
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	10/31/14	Appreciation
EUR	21,000,000
for USD	27,233,010	The Bank of New York Mellon	12/19/2014	$27,233,010	$26,319,547	$ 913,463
EUR	282,000
for USD	362,696	The Bank of New York Mellon	12/19/2014	362,696	353,434	9,262
NOK	12,380,000
for USD	1,926,519	The Bank of New York Mellon	12/19/2014	1,926,519	1,830,668	95,851
						$1,018,576
Total unrealized appreciation for forward exchange currency contracts						$ 728,004

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of October 31, 2014.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value

Foreign Exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward exchange currency contracts	$1,019	forward exchange currency contracts	$291

Equity risk	Investments in securities, at value
	(Options Purchased)	71	Options written, at value	242

Total		$1,090		$533

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended October 31, 2014.

Effect of Derivative Instruments on the Statement of Operations: ($000s)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Transactions	Total
Equity risk	$(16,940)	$–	$(16,940)
Foreign Exchange risk	–	1,081	1,081
Total	$(16,940)	$1,081	$(15,859)
Change in Unrealized Appreciation/(Depreciation) on Derivatives
Derivatives not
accounted for		Foreign
as hedging		Currency
instruments	Options	Translations	Total
Equity risk	$(60)	$–	$(60)
Foreign Exchange risk	–	1,276	1,276
Total	$(60)	$1,276	$1,216

Derivative Volume

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,405,961
Average Settlement Value Sold	2,740,308
Ending Settlement Value Purchased	19,873,803
Ending Settlement Value Sold	29,522,225

Option Contracts:
Average Number of Contracts Written	5,060
Average Number of Contracts Purchased	13,688
Ending Number of Written Contracts	1,172
Ending Number of Purchased Contracts	6,240

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities as of October 31, 2014.

Net Amounts
			Gross Amounts	of Assets
			Offset in	Presented in
		Gross Amounts	the Statement	the Statement	Derivatives
		of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Investment Type	Assets	Liabilities	Liabilities	Offset	Instruments	Received	Amount
Bank of New York Mellon	Foreign Exchange Currency Contract	$1,018,576	$ –	$1,018,576	$(290,572)	$ –	$ –	$728,004

Net Amounts
			Gross Amounts	of Liabilities
			Offset in	Presented in
		Gross Amounts	the Statement	the Statement	Derivatives
		of Recognized	of Assets &	of Assets &	Available for	Financial	Collateral	Net
Counterparty	Investment Type	Liabilities	Liabilities	Liabilities	Offset	Instruments	Pledged	Amount
Bank of America Merrill Lynch	Reverse Repurchase Agreement	$92,000,000	$ –	$92,000,000	$ –	$92,000,000	$ –	$ –
Bank of New York Mellon	Foreign Exchange Currency Contract	290,572	–	290,572	(290,572)	–	–	–

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged was $91,476,057.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the year ended October 31, 2014, and during the year ended October 31, 2013. As of October 31, 2014, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 11,008 shares of the Fund.

Preferred Shares

On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS” or “Preferred Shares”), as part of the Fund’s leverage strategy. AMPS issued by the Fund had seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

The Fund redeemed preferred shares during the year ended October 31, 2009. The number of shares and dollar amount redeemed were as follows:

	Number of
	Shares	Amount
Series	Redeemed	Redeemed
M7	102	$2,550,000
T28	102	$2,550,000
W7	102	$2,550,000
W28	56	$1,440,000
TH28	102	$2,550,000
F7	56	$1,440,000

On November 9, 2012, the Fund commenced a tender for up to 100% of its outstanding AMPS. The Fund offered to purchase the AMPS at 99% of the liquidation preference of $25,000 (or $24,750 per share), plus any unpaid dividends accrued through the expiration of the offer.

On December 13, 2012, the Fund announced the expiration and results of the tender offer. The Fund accepted for payment 10,417 AMPS that were properly tendered and not withdrawn, which represented approximately 99.4% of its then outstanding AMPS. Details of the number of AMPS tendered and not withdrawn per series are provided in the table below:

			Number of AMPS
		Number of	Outstanding
		AMPS	After
Series	CUSIP	Tendered	Tender Offer
M7	00764C208	2,023	25
T28	00764C307	2,046	2
W7	00764C406	2,018	30
W28	00764C703	1,143	1
TH28	00764C505	2,046	2
F7	00764C604	1,141	3

On May 10, 2013, the Fund announced an at-par redemption of all of its remaining outstanding AMPS, liquidation preference $25,000 per share. The Fund redeemed its remaining $1,575,000 of outstanding AMPS. The redemption price was equal to the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends as of the applicable redemption date as noted in the table below:

		Number of
		AMPS	Amount	Redemption
Series	CUSIP	Redeemed	Redeemed	Date
M7	00764C208	25	$625,000	June 18, 2013
T28	00764C307	2	50,000	June 26, 2013
W7	00764C406	30	750,000	June 13, 2013
W28	00764C703	1	25,000	June 13, 2013
TH28	00764C505	2	50,000	June 14, 2013
F7	00764C604	3	75,000	June 17, 2013

Note 8 – Borrowings:

On November 9, 2012, the Fund entered into a five year Margin Loan Agreement with an approved counterparty whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. The interest rate on the amount borrowed is 1.74%. On December 20, 2012, the Fund borrowed $170,000,000 under the Margin Loan Agreement and $170,000,000 is outstanding in connection with the Margin Loan Agreement as of period end. An unused commitment fee of 0.25% is charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations.

On December 20, 2012, the Fund entered into a three year fixed rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. On December 20, 2012, the Fund entered into a $92,000,000 reverse repurchase agreement with Bank of America Merrill Lynch which expires on December 20, 2015. The $92,000,000 is outstanding in connection with the reverse repurchase agreement as of period end. The interest rate on the reverse repurchase agreement is 1.63%.

As of October 31, 2014, the Fund has collateral of $457,463,407 in connection with borrowings and reverse repurchase agreements.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2014

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the shareholder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The agreements governing the margin loan and reverse repurchase agreement include usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:

Subsequent to October 31, 2014, the Fund declared on November 3, 2014, a monthly distribution to common shareholders of $0.0939 per common share. The distribution is payable on November 28, 2014, to shareholders of record on November 14, 2014.

On December 1, 2014, the Fund declared a monthly distribution to common shareholders of $0.0939 per common share. The distribution is payable on December 31, 2014 to shareholders of record on December 15, 2014.

On November 12, 2014, the Fund announced that the Board of Trustees of the Fund has approved modifications to certain non-fundamental investment policies for the Fund. These modifications, effective January 12, 2015, are designed to expand the portfolio management flexibility of the Fund.

The Fund will continue to pursue its investment objective to provide total return, through a combination of capital appreciation and current income. In addition, the Fund will continue to seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. Currently, the Fund must invest a minimum of 60% of its Managed Assets in convertible securities and may invest up to 40% of its Managed Assets in non-convertible income-producing securities. Under the investment policy modification, the Fund will invest at least 30% of its Managed Assets in convertible securities and may invest up to 70% of its Managed Assets in non-convertible income securities.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2014

To the Board of Trustees and Shareholders of
Advent Claymore Convertible Securities and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent Claymore Convertible Securities and Income Fund (the “Fund”) at October 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2014

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2014

Federal Income Tax Information

Qualified dividend income of as much as $2,254,475 was received by the Fund through October 31, 2014. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $2,056,327 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 30, 2014. Shareholders voted on the election of Trustees.

With regards to the election of the following Class II Trustees by shareholders of Advent Claymore Convertible Securities and Income Fund II:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Daniel L. Black	27,937,903	510,594	409,533
Michael A. Smart	27,967,941	491,698	398,391

The other Trustees of the Fund not up for election were Randall C. Barnes, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Tracy V. Maitland.

Trustees(a)

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal business occupations during the past five years:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees

Independent Trustees:
Randall C. Barnes++ (1951)	Trustee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	92	Current: Trustee, Purpose, Inc. (2014-present).
Daniel L. Black+ (1960)	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Cos., LLC (2003-present).	3	Current: Bendon Publishing International (2012-present); Antenna International, Inc. (2010-present); Bonded Services, Ltd. (2011-present).

					Former: Penn Foster Education Group, Inc. (2007-2009).
Derek Medina+ (1966)	Trustee	Since 2003	Current: Senior Vice President, Business Affairs at ABC News (2008-present). Former: Vice President, Business Affairs and News Planning at ABC News (2003-2008); Executive Director, Office of the President at ABC News (2000-2003); Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).	3	Current: Young Scholar’s Institute (2005-present); Oliver Scholars (2011-present).
Ronald A. Nyberg++ (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2004	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	94	Current: Director, Edward-Elmhurst Healthcare System (2012-present).

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2014

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen**	Other Directorships Held by Trustees

Independent Trustees continued:
Gerald L. Seizert,	Trustee	Since 2003	Current: Chief Executive Officer of Seizert Capital Partners,	3	Current: Beaumont
CFA, CIC+	and Chairman,		LLC, where he directs the equity disciplines of the firm and		Hospital (2012-present).
(1952)	of Audit		serves as co-manager of the firm’s hedge fund, Prosper Long
	Committee		Short (2000-present).

			Former: Co-Chief Executive (1998-1999) and a Managing Partner
			and Chief Investment Officer – Equities of Munder Capital
			Management, LLC (1995-1999); Vice President and Portfolio
			Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995);
			Vice President and Portfolio Manager at First of America Bank
			(1978-1984).
Michael A. Smart+ (1960)	Trustee	Since 2003	Current: Managing Partner, Herndon Equity Partners (July 2014 – Present), Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Former: Managing Director in Investment Banking – the Private Equity Group (1995-2001) and a Vice President in Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co; Founding Partner of The Carpediem Group, a private placement firm (1991-1992); Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Current: President & Chairman, Board of Directors, Berkshire Blanket, Holdings, Inc. (2006-present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Vice Chairman, Board of Directors, National Association of Investment Companies (“NAIC”) (2010-present). Trustee, The Mead School (May 2014-Present).

Interested Trustee:
Tracy V. Maitland+ø	Trustee,	Since 2003	Current: President of Advent Capital Management, LLC, which he	3	None.
(1960)	Chairman,		founded in June 2001. Prior to June 2001, President of Advent
	President		Capital Management, a division of Utendahl Capital.
	and Chief
	Executive
	Officer

+	Address of all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.

*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

-	Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.

-	Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2017 annual meeting of shareholders.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2014

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years

Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief Compliance
	Officer		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-
2012); Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department, The Vanguard Group,
Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice
President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-
2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 35

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2014

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent Claymore Convertible Securities and Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement or investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and the investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Investment Management Agreement”) with Advent Capital Management, LLC (“Advent”) for the Fund.

Most specifically, at a Meeting held June 20, 2014, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to re-approval of the Investment Management Agreement.

Nature, Extent and Quality of Services

The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement. The Independent Trustees reviewed and analyzed the responses of Advent to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent. In this regard, the Independent Trustees specifically reviewed the qualifications, background and responsibilities of the persons primarily responsible for day-to-day portfolio management services for the Fund.

The Independent Trustees evaluated the ability of Advent, including its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Independent Trustees considered information regarding the compensation structures for the personnel of Advent involved in providing services to the Fund.

The Independent Trustees also considered the commitment of Advent to the Fund and the hiring of senior level persons whose activities would relate, in part, to the Fund. The Independent Trustees discussed the changes in personnel at Advent responsible for providing services to the Fund.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent.

Fund Performance and Expenses

The Independent Trustees considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of one group of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). They recognized that the number of other funds in the Peer Group was small and that for a variety of reasons, the Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmarks may not be useful comparisons due to the fact that the convertible securities in the benchmarks include convertibles with characteristics unlike those purchased by the Fund.

The Fund had outperformed its peer average (based on net asset value) for the one-year period but had underperformed it for the three- and five-years ended January, 2014. The Fund similarly had trailed its index (75% Merrill Lynch All Convertibles Index/25% Merrill Lynch U.S. High Yield Master II) (based on net asset value) over one-, three- and five-years ended January, 2014.

In addition, the Board was advised of the views of Advent that the comparability of the Fund to its revised peer group remains limited due to the substantially different asset blends of the Fund, the higher leverage employed by the Fund, and the Fund’s lower levels of assets under management (and therefore higher expense ratios). The Board noted that the Fund had invested consistent with its convertible securities investment focus following the 2008 financial crisis when other peers seem to have opportunistically overweighted equities and high-yield bonds.

The Board concluded that the Fund was being managed consistent with its mandate.

The Independent Trustees considered the steps management has continued to take to address the Fund’s underperformance, which includes enhancement to risk management implementation of investment guideline changes and changes to the portfolio teams, and will continue to monitor performance on an on-going basis. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers. The Board was apprised by management of the intention to implement changes on how the Fund was managed to align with how Advent manages institutional accounts.

The Independent Trustees received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. They also considered comparisons of these expenses to the expense information for the Peer Group. The Independent Trustees recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 37

CONSIDERATIONS REGARDING ANNUAL REVIEW
OF THE INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2014

expense ratios and because of the small size of the Fund and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparisons with the Peer Group was difficult, because the items included in other funds’ definitions of expenses may differ from those used for the Fund. The Independent Trustees considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement of the Fund.

Investment Management and Advisory Fee Rates

The Independent Trustees reviewed and considered the contractual investment management fee rate for the Fund (the “Management Agreement Rate”) payable by the Fund to Advent for investment management services. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rate (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Independent Trustees concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to its Peer Group.

Profitability

The Independent Trustees received and considered an estimated profitability analysis of Advent based on the Management Agreement Rate. The Independent Trustees concluded that, in light of the costs of providing investment management services to the Fund, the profits and other ancillary benefits that Advent received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients

The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that the Fund is more complex to manage, requires greater resources from Advent, and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts. Advent also noted that certain pension funds enjoyed discounts on fees, as disclosed in Advent’s Form ADV.

Conclusion

After considering the above-described factors and based on their deliberations and evaluation of the information provided to them, the Board, including the Independent Trustees advised by their independent legal counsel, at a meeting held on June 20, 2014, determined that the re-approval of the Investment Management Agreement for an additional one-year period was in the best interest of the Fund and its shareholders.

38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT

FUND INFORMATION	October 31, 2014

Board of Trustees	Officers	Investment Adviser	Transfer Agent
Randall C. Barnes	Edward C. Delk	Advent Capital	Computershare Shareowner
	Secretary and Chief	Management, LLC	Services, LLC
Daniel L. Black	Compliance Officer	New York, NY	Jersey City, NJ

Tracy V. Maitland,*	Tracy V. Maitland	Servicing Agent	Legal Counsel
Chairman	President and Chief	Guggenheim Funds	Skadden, Arps, Slate,
	Executive Officer	Distributors, LLC	Meagher & Flom LLP
Derek Medina		Chicago, IL	New York, NY
Douglas C. Teresko
Ronald A. Nyberg	Vice President and	Accounting Agent	Independent Registered Public
	Assistant Secretary	and Custodian	Accounting Firm
Gerald L. Seizert		The Bank of	PricewaterhouseCoopers LLP
	Robert White	New York Mellon	New York, NY
Michael A. Smart	Treasurer and Chief	New York, NY
Financial Officer
* Trustee is an “interested		Administrator
person” of the Fund as defined		Rydex Fund Services, LLC
in the Investment Company Act		Rockville, MD
of 1940, as amended.

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent), David Hulme (Managing Director of Advent), Michael Brown (Managing Director of Advent) and Tony Huang (Vice President of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser, its affiliates and the Fund’s Administrator with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
 Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND ANNUAL REPORT l 39

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Investment Adviser seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Investment Adviser believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas, 45th Floor	227 West Monroe Street
New York, NY 10020	Chicago, IL 60606
Member FINRA/SIPC
(12/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-AVK-AR-1014

Item 2.  Code of Ethics.

a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

               (2)  Not applicable.

               (3)  Not applicable.

 Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

 Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $86,100 and $82,000 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,950 and $14,950 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a). 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1)   In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)   None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $332,950 and $185,299 for the fiscal years ended October 31, 2014, and October 31, 2013, respectively.

(h) Not applicable.

Item 5.   Audit Committee of Listed Registrants.

a)   The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)   Not applicable.

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

a) (1) Tracy Maitland, Paul Latronica, Tony Huang, David Hulme and Michael Brown (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2014:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.
Tony Huang	2014	Vice President, Portfolio Management & Research at Advent Capital Management, LLC; formerly at Essex Investment Management and Fidelity Investment.
David Hulme	2014
Managing Director at Advent Capital Management, LLC; formerly, Investment Director and Portfolio Manager at Van Eck Global Asset Management, Investment Analyst at Peregrine Asset Management, and Deputy Manager of the Financial Markets Group at PriceWaterhouse.

Michael Brown	2014
Managing Director at Advent Capital Management, LLC; formerly, Director at Evergreen Investments, and also worked in portfolio management and analyst capacities at Duetsche Asset Management, Merrill Lynch Investment Management, and Eagle Asset Management.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2014:

Tracy Maitland
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	2	$257,473,786	1	$244,728,306
Other accounts	510	$5,156,317,442	3	$425,215,176

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	3	$633,221,365	0	$0
Other accounts	475	$3,107,882,790	0	$0

Tony Huang

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

David Hulme

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	1	$563,890,636	0	$0
Other accounts	41	$2,320,971,797	0	$0

Michael Brown

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$1,323,898,238	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

 (a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2014:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,001-$500,000
Paul Latronica	$10,001-$50,000
Tony Huang	$1-$10,000
David Hulme	$50,001-$100,000
Michael Brown	$10,001-$50,000

(b) Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)   Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)        Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Claymore Convertible Securities and Income Fund

By:        /s/ Tracy V. Maitland
Name:  Tracy V. Maitland

Title:    President and Chief Executive Officer

Date:    January 9, 2015

             Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Tracy V. Maitland

Name:  Tracy V. Maitland

Title:    President and Chief Executive Officer

Date:    January 9, 2015

By:       /s/ Robert White
Name:  Robert White

Title:    Treasurer and Chief Financial Officer

Date:    January 9, 2015